                                                                      EXHIBIT 18



                    MORGAN STANLEY INSTITUTIONAL FUND, INC.
                     AMENDED RULE 18f-3 MULTIPLE CLASS PLAN
                                      FOR
                                 CLASS A AND B

Adopted September 20, 1995, Amended December 18, 1995 and Further
                          Amended December 12, 1996

I.   INTRODUCTION.

     A.   AUTHORITY.  Pursuant to Rule 18f-3 (that became effective on April 1,
1995) under the Investment Company Act of 1940, as amended (the "1940 Act"), this Rule 18f-3 Multiple Class Plan (the "Plan") has been adopted by the Board of Directors (the "Board") of the Morgan Stanley Institutional Fund, Inc. (the "Fund"), including a majority of the Directors of the Fund who are not "interested persons" of the Fund as defined in the 1940 Act (the "Independent Directors").

     B. HISTORY. The Fund is entitled to rely on an exemptive order dated December 29, 1992, applicable to the Fund (Inv. Co. Act Release No. IC-19189) (the "Order"). On September 20, 1995, the Fund elected to rely on Rule 18f-3 rather than the Order, as permitted by Rule 18f-3 subject to certain conditions, and created a multiple class distribution arrangement for two classes of shares of the common stock of each of the series (each, a "Series") of the Fund. The multiple class distribution arrangement was effective on the date of effectiveness of the post-effective amendment to the Fund's registration statement that incorporated the arrangement which was December 31, 1995. The initial two classes of each Series were named the Class A Shares and Class B Shares.

     C. ADOPTION OF PLAN; AMENDMENT OF PLAN; AND PERIODIC REVIEW. Pursuant to Rule 18f-3, the Fund is required to create a written plan specifying all of the differences among the Fund's classes, including shareholder services, distribution arrangements, expense allocations, and any related conversion features or exchange options. The Board has created the Plan to meet this requirement. The Board, including a majority of the Independent Directors, must periodically review the Plan for its continued appropriateness, and must approve any material amendment of the Plan as it relates to any class of any Series covered by the Plan. This Plan must be amended to properly describe (through additional exhibits hereto or otherwise) each additional class of shares approved by the Fund's Board of Directors after the date hereof. Before any material amendment of the Plan, the Fund is required to obtain a finding by a majority of the Board, and a majority of the Independent Directors, that the Plan as proposed to be amended, including the expense allocations, is in the best interests of each class individually and the Fund as a whole.

II.  ATTRIBUTES OF SHARE CLASSES

     A. The rights of each existing class of the Fund are not being changed hereby, and the rights, obligations and features of each of the classes of the Fund shall be as set forth in the Fund's Articles of Incorporation and Bylaws, as each such document is amended or restated to date, the resolutions that are adopted with respect to the classes of the Fund and that are adopted pursuant to the Plan to date, and related materials of the Board, as set forth in Exhibit A hereto.

     B. With respect to any class of shares of a Series, the following requirements shall apply. Each share of a particular Series shall represent an equal PRO RATA interest in the Series and shall have identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, designations and terms and conditions, except that (i) each class shall have a different class designation (E.G., Class A, Class B, Class C, etc.); (ii) each class of shares shall separately bear any distribution expenses in connection with the plan adopted pursuant to Rule 12b-1 under the 1940 Act (a "Rule 12b-1 Plan"), if any, for such class (and any other costs relating to obtaining shareholder approval of the Rule 12b-1 Plan for such class, or an amendment of such plan) and shall separately bear any expenses associated with any non-Rule 12b-1 Plan service payments ("service fees") that are made under any servicing agreement, if any, entered into with respect to that class; (iii) holders of the shares of the class shall have exclusive voting rights regarding the Rule 12b-1 Plan relating to such class (E.G., the adoption, amendment or termination of a Rule 12b-1 Plan), regarding the servicing agreements relating to such class and regarding any matter submitted to shareholders in which the interests of that class differ from the interests of any other class; (iv) each new class of shares may bear, consistent with rulings and other published statements of position by the Internal Revenue Service, the expenses of the Fund's operation that are directly attributable to such class ("Class Expenses")(1); and (v) each class may have conversion


----------------------
(1) Class Expenses are limited to any or all of the following: (i) transfer agent fees identified as being attributable to a specific class of shares, (ii) stationery, printing, postage, and delivery expenses related to preparing and distributing materials such as shareholder reports, prospectuses, and proxy statements to current shareholders of a specific class, (iii) Blue Sky
                                                                  (continued...)

features unique to such class, permitting conversion of shares of such class to shares of another class, subject to the requirements set forth in Rule 18f-3.

III. EXPENSE ALLOCATIONS

          Expenses of each class created after the date hereof must be allocated as follows: (i) distribution and shareholder servicing payments associated with any Rule 12b-1 Plan or servicing agreement, if any, relating to each respective class of shares (including any costs relating to implementing such plans or any amendment thereto) will be borne exclusively by that class; (ii) any incremental transfer agency fees relating to a particular class will be borne exclusively by that class; and (iii) Class Expenses relating to a particular class will be borne exclusively by that class.

          The methodology and procedures for calculating the net asset value and dividends and distributions of the various classes of shares of the Fund and the proper allocation of income and expenses among the various classes of shares of the Fund are required to comply with the Fund's internal control structure pursuant to applicable auditing standards, including Statement on Auditing Standards No. 55, and to be reviewed as part of the independent accountants' review of such internal control structure. The independent accountants' report on the Fund's system of internal controls required by Form N-SAR, Item 77B, is not required to refer expressly to the procedures for calculating the classes' net asset values.

-------------------
(1)(...continued)
registration fees incurred by a class of shares, (iv) SEC registration fees incurred by a class of shares, (v) expenses of administrative personnel and services as required to support the shareholders of a specific class, (vi) directors' fees or expenses incurred as a result of issues relating solely to a class of shares, (vii) account expenses relating solely to a class of shares,
(viii) auditors' fees, litigation expenses, and legal fees and expenses relating solely to a class of shares, and (ix) expenses incurred in connection with shareholder meetings as a result of issues relating solely to a class of shares.

                                                  EXHIBIT A


                    MORGAN STANLEY INSTITUTIONAL FUND, Inc.
                            18f-3 Plan Exhibit Index

ITEM NO.
--------

   1    Resolutions and appropriate Articles Supplementary and
        Certificates of Correction organized in reverse chronological order.


   2(a) Registrant's Articles of Amendment and Restatement filed as an Exhibit to Post Effective Amendment No. 26 to
        Registrant's Registration Statement on Form N-1A (File
        Nos. 33-23166 and 811-5624), via EDGAR on October 13,
        1995 are incorporated herein by reference.


   3    Registrant's Amended and Restated By-Laws filed as an
        Exhibit to Post-Effective Amendment No. 25 to Registrant's Registration Statement on Form N-1A (File Nos. 33-23166 and 811-5624), via EDGAR on August 1, 1995 are incorporated herein by reference.


   4(a) Registrant's Distribution Agreement between Registrant and
        Morgan Stanley & Co. Incorporated filed as an Exhibit to Post-Effective Amendment No.25 to Registrant's Registration Statement on Form N-1A (File Nos. 33-23166 and 811-5624), via EDGAR on August 1, 1995 is incorporated herein by reference.

   4(b) Registrant's Supplement to Distribution Agreement between
        Registrant and Morgan Stanley & Co. Incorporated (adding Class B Shares) filed as an Exhibit to Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A (File Nos. 33-23166 and 811-5624), via EDGAR on April 29, 1996 is incorporated herein by reference.


   5 Registrant's Form of Plan of Distribution Pursuant to Rule 12b-1 for Class B Shares filed as an Exhibit to Post-Effective Amendment No. 27 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-23166 and 811-5624), via EDGAR on November 1, 1995 is incorporated herein by reference.

   6 Registrant's Exemptive Order Application (the "Order") initially filed with the SEC on October 29, 1992 under Investment Company Act of 1940 and the Order (Release No.
        19189) was granted on December 29, 1992.


The Prospectus dated May 1, 1996 relating to the Small Cap Value Equity, Value Equity and Balanced Portfolios filed as a part of Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A (File Nos. 33-23166 and 811-5624) on April 30, 1996, as supplemented and amended from time to time, is incorporated by reference.

The Prospectus dated May 1, 1996 relating to the Emerging Markets and Emerging Markets Debt Portfolios filed as a part of Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A (File Nos. 33-23166 and 811-
5624) on April 30, 1996, and is in final form dated May 1, 1996 as supplemented through December 30, 1996 under Rule 497 (e) on December 30, 1996, as supplemented and amended from time to time, is incorporated by reference.

The Prospectus dated May 1, 1996 relating to the Fixed Income, Global Fixed Income, Municipal Bond, Mortgage-Backed Securities, High Yield, Money Market and Municipal Money Market Portfolios filed as a part of Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A (File Nos. 33-23166 and 811-5624) on April 30, 1996, as supplemented and amended from time to time, is incorporated by reference.

The Prospectus dated May 1, 1996 relating to the U.S. Real Estate Portfolio filed as a part of Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A (File Nos. 33-23166 and 811-5624) on April 30, 1996, and is in final form dated May 1, 1996 as supplemented through December 30, 1996 under Rule 497 (e) on December 30, 1996, as supplemented and amended from time to time, is incorporated by reference.

The Prospectus dated May 1, 1996 relating to the International Magnum Portfolio filed as a part of Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A (File Nos. 33-23166 and 811-5624) on April 30, 1996, as supplemented and amended from time to time, is incorporated by reference.

The Prospectus dated May 1, 1996 relating to the Active Country Allocation Portfolio filed as a part of Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A (File Nos. 33-23166 and 811-5624) on April 30, 1996, and is in final form dated May 1, 1996 as supplemented through December 30, 1996 under Rule 497 (e) on December 30, 1996, as supplemented and amended from time to time, is incorporated by reference.

The Prospectus dated May 1, 1996 relating to the Equity Growth, Emerging Growth, Microcap and Aggressive Equity Portfolios filed as a part of Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A (File Nos. 33-23166 and 811-5624) on April 30, 1996, and is in final form dated May 1, 1996 as supplemented through December 30, 1996 under Rule 497 (e) on December 30, 1996, as supplemented and amended from time to time, is incorporated by reference.


The Prospectus dated May 1, 1996 relating to the Global Equity, International Equity, International Small Cap, Asian Equity, European Equity, Japanese Equity and Latin American Portfolio filed as a part of Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A (File Nos. 33-23166 and 811-
5624) on April 30, 1996 and is in final form under Rule 497(e) on May 3, 1996, as supplemented and amended from time to time, is incorporated herein by reference.

The Prospectus dated May 1, 1996 relating to the Gold Portfolio filed as a part of Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A (File Nos. 33-23166 and 811-5624) on April 30, 1996, as supplemented and amended from time to time, is incorporated by reference.

The Prospectus dated August 22, 1996 relating to the Technology Portfolio filed as part of Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A (File Nos. 33-23166 and 811-5624) on May 24, 1996, and in final form under Rule 497(c) dated August 22, 1996, as supplemented and amended from time to time, is incorporated herein by reference.

                                                                         ITEM 1

DECEMBER 12, 1996

RULE 18f-3 PLAN REVISION

APPROVAL OF REVISION OF RULE 18f-3 PLAN
(MORGAN STANLEY FUND, INC. AND MORGAN STANLEY INSTITUTIONAL FUND, INC.)

RESOLVED, that the revision of the Rule 18f-3 Plan of the Fund in substantially the form presented to this meeting of the Board of Directors be, and it hereby is, approved, adopted and confirmed and that the appropriate officers of the Fund be, and they hereby are, authorized and directed to file such Rule 18f-3 Plan as revised hereby with any regulatory body as said officers shall deem necessary or appropriate or as may be required to conform with the requirements of any applicable statute, regulation or regulatory body.

MAY 2, 1996

ARTICLES SUPPLEMENTARY TO THE ARTICLES OF AMENDMENT AND RESTATEMENT

     MORGAN STANLEY INSTITUTIONAL FUND, INC., a Maryland corporation (the "Corporation"), pursuant to Section 2-208 and 2-208.1 of the Maryland General Corporation Law ("MGCL"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:
     FIRST, The Corporation is an open-end investment company registered under the Investment Company Act of 1940, as amended.
     SECOND, The Board of Directors of the Corporation at a meeting duly convened and held on April 22, 1996 adopted a resolution adding one new portfolio, offering Class A and Class B shares of common stock, and correcting the total number of shares of stock which the Corporation shall have the authority to issue from thirty-four billion (34,000,000,000) shares of common stock, par value $.001 per share, having an aggregate par value of thirty-four million dollars ($34,000,000) designated and classified in twenty-eight portfolios as follows:

                                                            NUMBER OF SHARES
                                                            OF COMMON STOCK
NAME OF CLASS                                           CLASSIFIED AND ALLOCATED
-------------                                           -----------------------

Money Market Portfolio - Class A  . . . . . . . . . . . . . 4,000,000,000 shares
Municipal Money Market Portfolio - Class A. . . . . . . . . 4,000,000,000 shares
Emerging Growth Portfolio - Class A . . . . . . . . . . . .   500,000,000 shares
Emerging Growth Portfolio - Class B   . . . . . . . . . . .   500,000,000 shares
International Equity Portfolio - Class A. . . . . . . . . .   500,000,000 shares
International Equity Portfolio - Class B. . . . . . . . . .   500,000,000 shares
Value Equity Portfolio - Class A  . . . . . . . . . . . . .   500,000,000 shares
Value Equity Portfolio - Class B  . . . . . . . . . . . . .   500,000,000 shares
Fixed Income Portfolio - Class A  . . . . . . . . . . . . .   500,000,000 shares
Fixed Income Portfolio - Class B  . . . . . . . . . . . . .   500,000,000 shares
Balanced Portfolio - Class A  . . . . . . . . . . . . . . .   500,000,000 shares
Balanced Portfolio - Class B  . . . . . . . . . . . . . . .   500,000,000 shares
Global Equity Portfolio - Class A . . . . . . . . . . . . .   500,000,000 shares
Global Equity Portfolio - Class B . . . . . . . . . . . . .   500,000,000 shares
Global Fixed Income Portfolio - Class A . . . . . . . . . .   500,000,000 shares
Global Fixed Income Portfolio - Class B . . . . . . . . . .   500,000,000 shares
European Equity Portfolio - Class A . . . . . . . . . . . .   500,000,000 shares
European Equity Portfolio - Class B . . . . . . . . . . . .   500,000,000 shares
Equity Growth Portfolio - Class A . . . . . . . . . . . . .   500,000,000 shares
Equity Growth Portfolio - Class B . . . . . . . . . . . . .   500,000,000 shares
Asian Equity Portfolio - Class A  . . . . . . . . . . . . .   500,000,000 shares
Asian Equity Portfolio - Class B  . . . . . . . . . . . . .   500,000,000 shares
Active Country Allocation Portfolio - Class A . . . . . . .   500,000,000 shares
Active Country Allocation Portfolio - Class B . . . . . . .   500,000,000 shares
International Small Cap Portfolio - Class A . . . . . . . . 1,000,000,000 shares
High Yield Portfolio - Class A  . . . . . . . . . . . . . .   500,000,000 shares
High Yield Portfolio - Class B  . . . . . . . . . . . . . .   500,000,000 shares
Emerging Markets Portfolio - Class A. . . . . . . . . . . .   500,000,000 shares
Emerging Markets Portfolio - Class B  . . . . . . . . . . .   500,000,000 shares
Small Cap Value Equity Portfolio - Class A  . . . . . . . .   500,000,000 shares
Small Cap Value Equity Portfolio - Class B  . . . . . . . .   500,000,000 shares
Emerging Markets Debt Portfolio - Class A   . . . . . . . .   500,000,000 shares
Emerging Markets Debt Portfolio - Class B   . . . . . . . .   500,000,000 shares
Mortgage-Backed Securities Portfolio - Class A  . . . . . .   500,000,000 shares

Mortgage-Backed Securities Portfolio - Class B    . . . . .   500,000,000 shares
Municipal Bond Portfolio - Class A  . . . . . . . . . . . .   500,000,000 shares
Municipal Bond Portfolio - Class B  . . . . . . . . . . . .   500,000,000 shares
Japanese Equity Portfolio - Class A . . . . . . . . . . . .   500,000,000 shares
Japanese Equity Portfolio - Class B . . . . . . . . . . . .   500,000,000 shares
Gold Portfolio - Class A  . . . . . . . . . . . . . . . . .   500,000,000 shares
Gold Portfolio - Class B    . . . . . . . . . . . . . . . .   500,000,000 shares
China Growth Portfolio - Class A  . . . . . . . . . . . . .   500,000,000 shares
China Growth Portfolio - Class B  . . . . . . . . . . . . .   500,000,000 shares
Latin American Portfolio - Class A  . . . . . . . . . . . .   500,000,000 shares
Latin American Portfolio - Class B    . . . . . . . . . . .   500,000,000 shares
Aggressive Equity Portfolio - Class A   . . . . . . . . . .   500,000,000 shares
Aggressive Equity Portfolio - Class B . . . . . . . . . . .   500,000,000 shares
U.S. Real Estate Portfolio - Class A  . . . . . . . . . . .   500,000,000 shares
U.S. Real Estate Portfolio - Class B  . . . . . . . . . . .   500,000,000 shares
MicroCap Portfolio - Class A  . . . . . . . . . . . . . . .   500,000,000 shares
MicroCap Portfolio - Class B  . . . . . . . . . . . . . . .   500,000,000 shares
International Magnum Portfolio - Class A  . . . . . . . . .   500,000,000 shares
International Magnum Portfolio - Class B  . . . . . . . . .   500,000,000 shares

to thirty-five billion (35,000,000,000) shares of common stock, par value $.001 per share, having an aggregate par value of thirty-five million dollars ($35,000,000) and adding one new portfolio, offering Class A and Class B shares of common stock, so that the common stock par value $.001 per share of the Corporation authorized to be issued is designated and classified as follows:


                                                            NUMBER OF SHARES
                                                            OF COMMON STOCK
NAME OF CLASS                                           CLASSIFIED AND ALLOCATED
-------------                                           ------------------------

Money Market Portfolio - Class A  . . . . . . . . . . . . . 4,000,000,000 shares
Municipal Money Market Portfolio - Class A  . . . . . . . . 4,000,000,000 shares
Emerging Growth Portfolio - Class A   . . . . . . . . . . .   500,000,000 shares
Emerging Growth Portfolio - Class B   . . . . . . . . . . .   500,000,000 shares
International Equity Portfolio - Class A  . . . . . . . . .   500,000,000 shares
International Equity Portfolio - Class B  . . . . . . . . .   500,000,000 shares
Value Equity Portfolio - Class A  . . . . . . . . . . . . .   500,000,000 shares
Value Equity Portfolio - Class B  . . . . . . . . . . . . .   500,000,000 shares
Fixed Income Portfolio - Class A  . . . . . . . . . . . . .   500,000,000 shares
Fixed Income Portfolio - Class B  . . . . . . . . . . . . .   500,000,000 shares
Balanced Portfolio - Class A  . . . . . . . . . . . . . . .   500,000,000 shares
Balanced Portfolio - Class B  . . . . . . . . . . . . . . .   500,000,000 shares
Global Equity Portfolio - Class A . . . . . . . . . . . . .   500,000,000 shares
Global Equity Portfolio - Class B . . . . . . . . . . . . .   500,000,000 shares
Global Fixed Income Portfolio - Class A   . . . . . . . . .   500,000,000 shares
Global Fixed Income Portfolio - Class B . . . . . . . . . .   500,000,000 shares
European Equity Portfolio - Class A . . . . . . . . . . . .   500,000,000 shares
European Equity Portfolio - Class B   . . . . . . . . . . .   500,000,000 shares
Equity Growth Portfolio - Class A   . . . . . . . . . . . .   500,000,000 shares
Equity Growth Portfolio - Class B   . . . . . . . . . . . .   500,000,000 shares
Asian Equity Portfolio - Class A  . . . . . . . . . . . . .   500,000,000 shares
Asian Equity Portfolio - Class B  . . . . . . . . . . . . .   500,000,000 shares
Active Country Allocation Portfolio - Class A . . . . . . .   500,000,000 shares
Active Country Allocation Portfolio - Class B   . . . . . .   500,000,000 shares
International Small Cap Portfolio - Class A   . . . . . . . 1,000,000,000 shares

High Yield Portfolio - Class A   . . . . . . . . . . . . .    500,000,000 shares
High Yield Portfolio - Class B     . . . . . . . . . . . .    500,000,000 shares
Emerging Markets Portfolio - Class A . . . . . . . . . . .    500,000,000 shares
Emerging Markets Portfolio - Class B . . . . . . . . . . .    500,000,000 shares
Small Cap Value Equity Portfolio - Class A   . . . . . . .    500,000,000 shares
Small Cap Value Equity Portfolio - Class B   . . . . . . .    500,000,000 shares
Emerging Markets Debt Portfolio - Class A  . . . . . . . .    500,000,000 shares
Emerging Markets Debt Portfolio - Class B  . . . . . . . .    500,000,000 shares
Mortgage-Backed Securities Portfolio - Class A   . . . . .    500,000,000 shares
Mortgage-Backed Securities Portfolio - Class B   . . . . .    500,000,000 shares
Municipal Bond Portfolio - Class A   . . . . . . . . . . .    500,000,000 shares
Municipal Bond Portfolio - Class B   . . . . . . . . . . .    500,000,000 shares
Japanese Equity Portfolio - Class A    . . . . . . . . . .    500,000,000 shares
Japanese Equity Portfolio - Class B  . . . . . . . . . . .    500,000,000 shares
Gold Portfolio - Class A   . . . . . . . . . . . . . . . .    500,000,000 shares
Gold Portfolio - Class B     . . . . . . . . . . . . . . .    500,000,000 shares
China Growth Portfolio - Class A   . . . . . . . . . . . .    500,000,000 shares
China Growth Portfolio - Class B   . . . . . . . . . . . .    500,000,000 shares
Latin American Portfolio - Class A   . . . . . . . . . . .    500,000,000 shares
Latin American Portfolio - Class B   . . . . . . . . . . .    500,000,000 shares
Aggressive Equity Portfolio - Class A  . . . . . . . . . .    500,000,000 shares
Aggressive Equity Portfolio - Class B  . . . . . . . . . .    500,000,000 shares
U.S. Real Estate Portfolio - Class A   . . . . . . . . . .    500,000,000 shares
U.S. Real Estate Portfolio - Class B   . . . . . . . . . .    500,000,000 shares
MicroCap Portfolio - Class A   . . . . . . . . . . . . . .    500,000,000 shares
MicroCap Portfolio - Class B   . . . . . . . . . . . . . .    500,000,000 shares
International Magnum Portfolio - Class A . . . . . . . . .    500,000,000 shares
International Magnum Portfolio - Class B . . . . . . . . .    500,000,000 shares
Technology Portfolio - Class A   . . . . . . . . . . . . .    500,000,000 shares
Technology Portfolio - Class B   . . . . . . . . . . . . .    500,000,000 shares

     THIRD: Such shares have been duly authorized and classified by the Board of Directors pursuant to authority and power contained in Section 2-105(c) of the MGCL and the Corporation's Articles of Amendment and Restatement.
     FOURTH: The description of the shares of stock of each class designated and classified as set forth above, including any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption is as set forth in the Articles of Amendment and Restatement and has not changed in connection with these Articles Supplementary to the Articles of Amendment and Restatement.

APRIL 22, 1996

TECHNOLOGY PORTFOLIO

APPROVAL OF DISTRIBUTION AGREEMENT AND PLANS OF DISTRIBUTION

MORGAN STANLEY INSTITUTIONAL FUND, INC.

RESOLVED, that the terms and conditions of the Distribution Agreement dated October 1, 1988 between MSIF and MS&Co., as amended, are hereby deemed to encompass the Class A and Class B shares of common stock, par value $.001 per share, of the Additional Portfolio.

FURTHER RESOLVED, that the proposed Plan of Distribution (the "Plan") in substantially the form attached hereto as Annex D, for the Class B shares of the Additional Portfolio, has been determined by the Directors, including a majority of the Directors who are not "interested persons" as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), to be reasonably likely to benefit MSIF, the Additional Portfolio and their respective stockholders;

FURTHER RESOLVED, that based on information reasonably available to the Directors, the expenditures contemplated by the Plan have been determined to be comparable to expenditures for other similar funds; and

FURTHER RESOLVED, that the Plan be, and the same hereby is, approved by the Directors, including a majority of the Directors who are not "interested persons" as that term is defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.


AUTHORIZATION TO INCREASE SHARES; DESIGNATION OF NEW CLASSES; APPROVAL OF ARTICLES SUPPLEMENTARY AND AUTHORIZATION TO FILE SUCH ARTICLES SUPPLEMENTARY

MORGAN STANLEY INSTITUTIONAL FUND INC.

RESOLVED, that the total number of shares of common stock, par value $.001 per share (the "Common Stock"), that MSIF is authorized to issue is hereby increased from thirty-four billion (34,000,000,000) to thirty-five billion
(35,000,000,000) and that MSIF is hereby authorized to designate and classify the following classes of the Additional Portfolio:



                                       Number of Shares of Common Stock
NAME OF CLASS                          Classified and Allocated
-------------                          ----------------------------
Technology Portfolio - Class A         500,000,000 shares
Technology Portfolio - Class B         500,000,000 shares

FURTHER RESOLVED, that the proper officers of MSIF be, and each of them hereby is, authorized and directed to cause Articles Supplementary to the Amended and Restated Articles of Incorporation of MSIF to be filed with the State of Maryland to effect the purposes of the foregoing resolutions.

DECEMBER 18, 1995

APPROVAL OF ARTICLES SUPPLEMENTARY TO AMENDED AND RESTATED ARTICLES OF INCORPORATION (MORGAN STANLEY INSTITUTIONAL FUND, INC. ONLY)

WHEREAS, the Board of Directors (the "Board") of MSIF (the "Fund") previously classified and designated Class B Shares for each of the Fund's portfolios and authorized the filing of Articles Supplementary to the Fund's Amended and Restated Articles of Incorporation; and

WHEREAS, the Board has now determined not to offer Class B Shares of the Money Market, Municipal Money Market or International Small Cap Portfolios;

NOW THEREFORE BE IT RESOLVED, that the previously designated and classified thirty-four billion (34,000,000,000) shares of common stock, par value $.001 per share, having an aggregate par value of thirty-four million dollars ($34,000,000), which the Fund shall have the authority to issue, be, and hereby are, redesignated and reclassified as follows:


                                                            NUMBER OF SHARES
                                                            OF COMMON STOCK
NAME OF CLASS                                           CLASSIFIED AND ALLOCATED
-------------                                           ------------------------

Money Market Portfolio   . . . . . . . . . . . . . . . . . . . .   4,000,000,000
Municipal Money Market Portfolio . . . . . . . . . . . . . . . .   4,000,000,000
Emerging Growth Portfolio - Class A. . . . . . . . . . . . . . .     500,000,000
Emerging Growth Portfolio - Class B. . . . . . . . . . . . . . .     500,000,000
International Equity Portfolio - Class A . . . . . . . . . . . .     500,000,000
International Equity Portfolio - Class B . . . . . . . . . . . .     500,000,000
Value Equity Portfolio - Class A . . . . . . . . . . . . . . . .     500,000,000
Value Equity Portfolio - Class B . . . . . . . . . . . . . . . .     500,000,000
Fixed Income Portfolio - Class A . . . . . . . . . . . . . . . .     500,000,000
Fixed Income Portfolio - Class B . . . . . . . . . . . . . . . .     500,000,000
Balanced Portfolio - Class A . . . . . . . . . . . . . . . . . .     500,000,000
Balanced Portfolio - Class B . . . . . . . . . . . . . . . . . .     500,000,000
Global Equity Portfolio - Class A. . . . . . . . . . . . . . . .     500,000,000
Global Equity Portfolio - Class B. . . . . . . . . . . . . . . .     500,000,000
Global Fixed Income Portfolio - Class A. . . . . . . . . . . . .     500,000,000
Global Fixed Income Portfolio - Class B. . . . . . . . . . . . .     500,000,000
European Equity Portfolio - Class A. . . . . . . . . . . . . . .     500,000,000
European Equity Portfolio - Class B. . . . . . . . . . . . . . .     500,000,000
Equity Growth Portfolio - Class A. . . . . . . . . . . . . . . .     500,000,000
Equity Growth Portfolio - Class B. . . . . . . . . . . . . . . .     500,000,000
Asian Equity Portfolio - Class A . . . . . . . . . . . . . . . .     500,000,000
Asian Equity Portfolio - Class B . . . . . . . . . . . . . . . .     500,000,000
Active Country Allocation Portfolio - Class A. . . . . . . . . .     500,000,000
Active Country Allocation Portfolio - Class B. . . . . . . . . .     500,000,000
International Small Cap Portfolio. . . . . . . . . . . . . . . .   1,000,000,000
High Yield Portfolio - Class A . . . . . . . . . . . . . . . . .     500,000,000
High Yield Portfolio - Class B . . . . . . . . . . . . . . . . .     500,000,000
Emerging Markets Portfolio - Class A . . . . . . . . . . . . . .     500,000,000
Emerging Markets Portfolio - Class B . . . . . . . . . . . . . .     500,000,000
Small Cap Value Equity Portfolio - Class A . . . . . . . . . . .     500,000,000
Small Cap Value Equity Portfolio - Class B . . . . . . . . . . .     500,000,000

Emerging Markets Debt Portfolio - Class A  . . . . . . . . . . .     500,000,000
Emerging Markets Debt Portfolio - Class B  . . . . . . . . . . .     500,000,000
Mortgage-Backed Securities Portfolio - Class A . . . . . . . . .     500,000,000
Mortgage-Backed Securities Portfolio - Class B . . . . . . . . .     500,000,000
Municipal Bond Portfolio - Class A . . . . . . . . . . . . . . .     500,000,000
Municipal Bond Portfolio - Class B . . . . . . . . . . . . . . .     500,000,000
Japanese Equity Portfolio - Class A. . . . . . . . . . . . . . .     500,000,000
Japanese Equity Portfolio - Class B. . . . . . . . . . . . . . .     500,000,000
Gold Portfolio - Class A . . . . . . . . . . . . . . . . . . . .     500,000,000
Gold Portfolio - Class B . . . . . . . . . . . . . . . . . . . .     500,000,000
China Growth Portfolio - Class A . . . . . . . . . . . . . . . .     500,000,000
China Growth Portfolio - Class B . . . . . . . . . . . . . . . .     500,000,000
Latin American Portfolio - Class A . . . . . . . . . . . . . . .     500,000,000
Latin American Portfolio - Class B . . . . . . . . . . . . . . .     500,000,000
Aggressive Equity Portfolio - Class A. . . . . . . . . . . . . .     500,000,000
Aggressive Equity Portfolio - Class B. . . . . . . . . . . . . .     500,000,000
U.S. Real Estate Portfolio - Class A . . . . . . . . . . . . . .     500,000,000
U.S. Real Estate Portfolio - Class B . . . . . . . . . . . . . .     500,000,000
MicroCap Portfolio - Class A . . . . . . . . . . . . . . . . . .     500,000,000
MicroCap Portfolio - Class B . . . . . . . . . . . . . . . . . .     500,000,000
International Magnum Portfolio - Class A . . . . . . . . . . . .     500,000,000
International Magnum Portfolio - Class B . . . . . . . . . . . .     500,000,000


FURTHER RESOLVED, that the Articles Supplementary to the Fund's Amended and Restated Articles of Incorporation be, and hereby are, approved in substantially the form presented to this meeting; and

FURTHER RESOLVED, that the proper officers of the Fund be, and each of them hereby is, authorized and directed to cause Articles Supplementary to the Fund's Amended and Restated Articles of Incorporation to be filed with the State of Maryland and to take any other necessary or appropriate action to effect the purposes of the foregoing resolutions.


DECEMBER 18, 1995

APPROVAL OF AMENDED RULE 18f-3 PLAN AND AUTHORIZATION TO FILE AMENDED PLAN WITH THE SECURITIES AND EXCHANGE COMMISSION

RESOLVED, that the Amended Rule 18f-3 Plan of MSIF (the "Fund"), providing for the classes of shares of the Fund and the differences among classes, including the various services offered to shareholders, differennt distribution arrangements for each class, and conversion features and exchange features, be, and it hereby is, approved in substantially the form presented to this meeting;

FURTHER RESOLVED, that the proper officers of the Fund be, and each of them hereby is, specifically authorized and directed to execute, in the name and on behalf of the Fund, and to file a Post-Effective Amendment under the 1933 Act and an Amendment under the 1940 Act to the Fund's Registration Statement on Form N-1A (File No. 33-23166) (collectively, the "Registration Statement"), relating to the filing of the Fund's Amended Rule 18f-3 Plan, and all necessary exhibits and other instruments relating thereto, and the procurement of all other necessary signatures thereon, and the appropriate exhibits thereto, with the Commission under the 1933 Act and the 1940 Act; and that the proper officers of the Fund be, and they hereby are, authorized and directed to appear, together with legal counsel, on behalf of the Fund before the Commission in connection with any matter relating to the Registration Statement; and

FURTHER RESOLVED, that the proper officers of the Fund be, and each of them hereby is, authorized and directed to take any other necessary or appropriate action to effect the purposes of the foregoing resolutions.

SEPTEMBER 20, 1995

APPROVAL AND DESIGNATION OF NEW CLASS OF SHARES FOR MORGAN STANLEY INSTITUTIONAL FUND, INC.

RESOLVED, that the total number of shares of Common Stock that Morgan Stanley Institutional Fund, Inc. (the "Fund") is authorized to issue is hereby increased from 17,000,000,000 to 34,000,000,000 and that of such increased amount, the Fund is hereby authorized to designate and classify the currently authorized and designated shares of the Fund as Class A shares and to designate and classify 17 billion shares for addition as Class B Shares to the Fund's Portfolios as follows:

                                                           Number of Shares of
                                                              Common Stock
                   Name of Class                        Classified and Allocated
                  --------------                       -------------------------
1.  Money Market Portfolio Class B Shares . . . . . . . . . . . 2,000,000,000

2.  Municipal Money Market Portfolio Class B Shares . . . . . . 2,000,000,000

3.  Emerging Growth Portfolio Class B Shares  . . . . . . . . .   500,000,000

4.  International Equity Portfolio Class B Shares . . . . . . .   500,000,000

5.  Value Equity Portfolio Class B Shares . . . . . . . . . . .   500,000,000

6.  Fixed Income Portfolio Class B Shares . . . . . . . . . . .   500,000,000

7.  Balanced Portfolio Class B Shares . . . . . . . . . . . . .   500,000,000

8.  Global Equity Portfolio Class B Shares. . . . . . . . . . .   500,000,000

9.  Global Fixed Income Portfolio Class B Shares. . . . . . . .   500,000,000

10. European Equity Portfolio Class B Shares. . . . . . . . . .   500,000,000

11. Equity Growth Portfolio Class B Shares. . . . . . . . . . .   500,000,000

12. Asian Equity Portfolio Class B Shares . . . . . . . . . . .   500,000,000

13. Active Country Allocation Portfolio Class B Shares. . . . .   500,000,000

14. International Small Cap Portfolio Class B Shares  . . . . .   500,000,000

15. High Yield Portfolio Class B Shares . . . . . . . . . . . .   500,000,000

16. Emerging Markets Portfolio Class B Shares . . . . . . . . .   500,000,000

17. Small Cap Value Equity Portfolio Class B Shares . . . . . .   500,000,000

18. Emerging Markets Debt Portfolio Class B Shares  . . . . . .   500,000,000

19. Mortgage-Backed Securities Portfolio Class B Shares . . . .   500,000,000

20. Municipal Bond Portfolio Class B Shares . . . . . . . . . .   500,000,000

21. Japanese Equity Portfolio Class B Shares. . . . . . . . . .   500,000,000

22. Gold Portfolio Class B Shares . . . . . . . . . . . . . . .   500,000,000

23. China Growth Portfolio Class B Shares . . . . . . . . . . .   500,000,000

24. Latin American Portfolio Class B Shares . . . . . . . . . .   500,000,000

25. Aggressive Equity Portfolio Class B Shares. . . . . . . . .   500,000,000

26. U.S. Real Estate Portfolio Class B Shares . . . . . . . . .   500,000,000

27. MicroCap Portfolio Class B Shares . . . . . . . . . . . . .   500,000,000

28. International Magnum Portfolio Class B Shares . . . . . . .   500,000,000



FURTHER RESOLVED, that the Fund's Articles of Incorporation, as supplemented to date, be amended and restated to effect the purposes of the foregoing resolution and all previous supplements;

FURTHER RESOLVED, that the Fund's Amended and Restated Articles of Incorporation, in substantially the form attached hereto as Annex F be, and they hereby are approved and adopted;

FURTHER RESOLVED, that the proper officers of the Fund be, and hereby are authorized and directed to cause such Articles to be filed with the State of Maryland;

FURTHER RESOLVED, that the proper officers of the Fund be, and hereby are, authorized and directed in the name and on behalf of the Fund to make all appropriate filings with the Securities and Exchange Commission (the "Commission") with respect to the establishment of such new class of shares and the related Distribution Agreement approved at this meeting of this Board of Directors, including, the filing of a post-effective amendment under the Securities Act of 1933, as amended (the "1933 Act") and under the Investment Company Act of 1940, as amended (the "1940 Act") to the Fund's Registration Statement on Form N-1A, and all necessary exhibits and other instruments relating thereto (collectively, the "Registration Statement"), procuring all other necessary signatures thereon, and filing the appropriate exhibits thereto with the Commission under the 1933 Act and the 1940 Act;

FURTHER RESOLVED, that the proper officers of the Fund be, and hereby are, authorized and directed to appear, together with legal counsel, on behalf of the Fund, before the Commission in connection with any matter relating to the Registration Statement and to take such other actions, including Blue Sky filings as may be required in connection with the establishment of the new class; and

FURTHER RESOLVED, that the proper officers of the Fund be, and they hereby are, authorized and directed in the name and, on behalf of the Fund, to take any other action that the officer so acting may deem necessary or appropriate in connection with the establishment and registration of the new class, the taking of any such action to establish conclusively such officer's authority therefore and the approval and ratification thereof by the Fund; and

FURTHER RESOLVED, that any filings previously made and any actions previously taken by the appropriate officers of the Fund in connection with the establishment and registration of the new class be, and hereby are ratified, confirmed and approved as the act and deed of such Fund.


ADOPTION OF THE FUND'S DISTRIBUTION AGREEMENT, AS AMENDED AND SUPPLEMENTED WITH RESPECT TO THE CLASS B SHARES AND APPROVAL OF PLANS OF DISTRIBUTION

RESOLVED, that the terms and conditions of the Distribution Agreement dated September 27, 1988 between Morgan Stanley Institutional Fund, Inc. (the "Fund") and Morgan Stanley & Co. Incorporated, as amended and supplemented with respect to the Class B Shares in substantially the form of the Supplement attached hereto as Annex G, is deemed to encompass the Class B Shares of the Fund.

FURTHER RESOLVED, that each of the proposed Plans of Distribution (the "Plans") in substantially the form attached hereto as Annex G, with each Plan relating to the Class B Shares of a separate portfolio of the Fund has been determined by the Directors, including at least a majority of the Directors who are not "interested persons" as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), to be reasonably likely to benefit the Fund and the shareholders of the Class B Shares of the respective portfolios;

FURTHER RESOLVED, that based on information reasonably available to the Directors, the expenditures contemplated by the Plans are comparable to expenditures for other similar funds; and

FURTHER RESOLVED, that the Plans be, and the same hereby are, approved by the Directors, including a majority of the Directors who are not interested persons as that term is defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans.


SEPTEMBER 20, 1995

RATIFICATION OF RULE 18f-3 PLAN

RESOLVED, that, upon review of the Rule 18f-3 Plan of Morgan Stanley Institutional Fund, Inc. (the "Fund") in substantially the form attached hereto as Annex H, such Plan be, and it hereby is, ratified, confirmed and approved.

JULY 28, 1995

INTERNATIONAL MAGNUM AND MICROCAP PORTFOLIOS

APPROVAL OF DISTRIBUTION AGREEMENT AND PLANS OF DISTRIBUTION
MORGAN STANLEY INSTITUTIONAL FUND, INC. - MICROCAP AND INTERNATIONAL MAGNUM PORTFOLIOS (THE "PORTFOLIOS")

RESOLVED, that the terms and conditions of the Distribution Agreement dated October 1, 1988 between the Fund and Morgan Stanley & Co. Incorporated are hereby deemed to encompass the Additional Portfolios.

AUTHORIZATION TO INCREASE SHARES; DESIGNATION OF NEW CLASSES; APPROVAL OF AMENDED AND RESTATED ARTICLES OF INCORPORATION AND BY-LAWS AND AUTHORIZATION TO FILE SUCH ARTICLES

MORGAN STANLEY INSTITUTIONAL FUND, INC. - MICROCAP AND INTERNATIONAL MAGNUM PORTFOLIO

RESOLVED, that the 500,000,000 previously designated but unissued shares of common stock, par value $.001 per share (the "Common Stock"), of the Fund's Contrarian Portfolio and the 500,000,000 previously designated but unissued shares of Common Stock of the Fund's Real Yield Portfolio be, and they hereby are, redesignated as an additional 1 billion shares of Common Stock of the Fund's Money Market Portfolio;

FURTHER RESOLVED, that the total number of shares of Common Stock that the Fund is authorized to issue is hereby increased from 15,000,000,000 to 17,000,000,000 and that of such increased amount, the Fund is hereby authorized to designate and classify 1 billion shares for addition to the Fund's Municipal Money Market Portfolio and to designate and classify the other 1 billion shares for the following additional portfolios of the Fund:

                                              Number of Shares of Common Stock
            Name of Class                     Classified and Allocated
            --------------                    -------------------------
            MicroCap Portfolio                500,000,000 shares
            International Magnum Portfolio    500,000,000 shares

DECEMBER 15, 1994

AGGRESSIVE EQUITY PORTFOLIO AND U.S. REAL ESTATE PORTFOLIO

DESIGNATION OF NEW CLASSES AND APPROVAL OF FILING OF ARTICLES SUPPLEMENTARY ADDING THE AGGRESSIVE EQUITY PORTFOLIO AND THE U.S. REAL ESTATE PORTFOLIO (THE "ADDITIONAL PORTFOLIOS")

     RESOLVED, that the total number of shares of common stock, par value $.001 per share, that the Morgan Stanley Institutional Fund, Inc. (the "Fund") is authorized to issue is hereby increased from 14,000,000,000 to 15,000,000,000 and that the Fund is hereby authorized to file articles supplementary to its Articles of Incorporation to effectuate such increase and to designate and classify the following additional portfolios of the Fund:

                                          Number of Shares of Common Stock
Name of Class                             Classified and Allocated
--------------                           ----------------------------------
Aggressive Equity Portfolio               500,000,000 shares
U.S. Real Estate Portfolio                500,000,000 shares


APPROVAL OF DISTRIBUTION AGREEMENT (ADDITIONAL PORTFOLIOS ONLY)

     RESOLVED, that the terms and conditions of each of (i) the MSAM Administration Agreement dated October 1, 1988 between the Fund and Morgan Stanley Asset Management Inc. ("MSAM"); (ii) the U.S. Trust Administration Agreement dated February 24, 1992 between MSAM and United States Trust Company of New York; and (iii) the Distribution Agreement dated October 1, 1988 between the Fund and Morgan Stanley & Co. Incorporated are hereby deemed to encompass the Additional Portfolios of the Fund.

APRIL 29, 1994

CERTIFICATE OF CORRECTION TO REGISTRANT'S ARTICLES OF INCORPORATION CORRECTION OF TYPOGRAPHICAL ERROR IN THE NAME OF "LATIN AMERICAN EQUITY PORTFOLIO" TO "LATIN AMERICAN PORTFOLIO."

     MORGAN STANLEY INSTITUTIONAL FUND, INC., a Maryland corporation (the "Corporation"), DOES HEREBY CERTIFY, pursuant to Section 1-207 of the Maryland General Corporation Law, as follows:

     1. The title of the document being corrected (the "Articles Supplementary") is:

          Articles Supplementary to Articles of Incorporation of
          Morgan Stanley Institutional Fund, Inc., dated February 16,
          1994.

      2. The name of the party to the Articles Supplementary is Morgan Stanley Institutional Fund, Inc.

     3. The Articles Supplementary were filed with the Maryland State Department of Assessments and Taxation (the "SDAT") on February 25, 1994. The Articles Supplementary requires correction as permitted under the provisions of
Section 1-207 of the Maryland General Corporation Law to correct a typographical error in the name of one class of the Corporation. The correct name is the Latin American Portfolio, as set forth in paragraph 5 below. The required correction does not affect the relative rights of the stockholders of the various classes of common stock of the Corporation, and this Certificate of Correction has therefore not been submitted to a vote of the stockholders for their approval.

     4. Article SECOND of the Articles Supplementary as filed on February 25, 1994 provides as follows:

     SECOND, The Board of Directors of the Corporation at a meeting duly convened and held on February 16, 1994 adopted a resolution increasing the total number of shares of stock which the Corporation shall have the authority to issue from 13,000,000,000 shares of common stock, par value $.001 per share, having an aggregate par value of $13,000,000 and classified into twenty-four portfolios as follows:

Money Market Portfolio                                      1,000,000,000 shares
Municipal Money Market Portfolio                            1,000,000,000 shares
Emerging Growth Portfolio                                     500,000,000 shares
International Equity Portfolio                                500,000,000 shares
Value Equity Portfolio                                        500,000,000 shares
Fixed Income Portfolio                                        500,000,000 shares
Balanced Portfolio                                            500,000,000 shares
Global Equity Portfolio                                       500,000,000 shares
Global Fixed Income Portfolio                                 500,000,000 shares
European Equity Portfolio                                     500,000,000 shares
Equity Growth Portfolio                                       500,000,000 shares
Asian Equity Portfolio                                        500,000,000 shares
Active Country Allocation Portfolio                           500,000,000 shares
International Small Cap Portfolio                             500,000,000 shares
High Yield Portfolio                                          500,000,000 shares
Emerging Markets Portfolio                                    500,000,000 shares
Small Cap Value Equity Portfolio                              500,000,000 shares
Real Yield Portfolio                                          500,000,000 shares
Emerging Markets Debt Portfolio                               500,000,000 shares
Mortgage-Backed Securities Portfolio                          500,000,000 shares
Municipal Bond Portfolio                                      500,000,000 shares
Japanese Equity Portfolio                                     500,000,000 shares

Gold Portfolio                                                500,000,000 shares
China Growth Portfolio                                        500,000,000 shares

to 13,500,000,000 shares of common stock, par value $.001 per share, having an aggregate par value of $13,500,000 and designating and classifying one additional portfolio so that the common stock, par value $.001 per share, of the Corporation authorized to be issued is designated and classified as follows:

Money Market Portfolio                                      1,000,000,000 shares
Municipal Money Market Portfolio                            1,000,000,000 shares
Emerging Growth Portfolio                                     500,000,000 shares
International Equity Portfolio                                500,000,000 shares
Value Equity Portfolio                                        500,000,000 shares
Fixed Income Portfolio                                        500,000,000 shares
Balanced Portfolio                                            500,000,000 shares
Global Equity Portfolio                                       500,000,000 shares
Global Fixed Income Portfolio                                 500,000,000 shares
European Equity Portfolio                                     500,000,000 shares
Equity Growth Portfolio                                       500,000,000 shares
Asian Equity Portfolio                                        500,000,000 shares
Active Country Allocation Portfolio                           500,000,000 shares
International Small Cap Portfolio                             500,000,000 shares
High Yield Portfolio                                          500,000,000 shares
Emerging Markets Portfolio                                    500,000,000 shares
Small Cap Value Equity Portfolio                              500,000,000 shares
Real Yield Portfolio                                          500,000,000 shares
Emerging Markets Debt Portfolio                               500,000,000 shares
Mortgage-Backed Securities Portfolio                          500,000,000 shares
Municipal Bond Portfolio                                      500,000,000 shares
Japanese Equity Portfolio                                     500,000,000 shares
Gold Portfolio                                                500,000,000 shares
China Growth Portfolio                                        500,000,000 shares
Latin American Equity Portfolio                               500,000,000 shares

     5. Article SECOND of the Articles Supplementary as filed on February 25, 1994 is hereby corrected and restated in its entirety to read as follows:

     SECOND, The Board of Directors of the Corporation at a meeting duly convened and held on February 16, 1994 adopted a resolution increasing the total number of shares of stock which the Corporation shall have the authority to issue from 13,000,000,000 shares of common stock, par value $.001 per share, having an aggregate par value of $13,000,000 and classified into twenty-four portfolios as follows:

Money Market Portfolio                                      1,000,000,000 shares
Municipal Money Market Portfolio                            1,000,000,000 shares
Emerging Growth Portfolio                                     500,000,000 shares
International Equity Portfolio                                500,000,000 shares
Value Equity Portfolio                                        500,000,000 shares
Fixed Income Portfolio                                        500,000,000 shares
Balanced Portfolio                                            500,000,000 shares
Global Equity Portfolio                                       500,000,000 shares
Global Fixed Income Portfolio                                 500,000,000 shares
European Equity Portfolio                                     500,000,000 shares
Equity Growth Portfolio                                       500,000,000 shares
Asian Equity Portfolio                                        500,000,000 shares

Active Country Allocation Portfolio                           500,000,000 shares
International Small Cap Portfolio                             500,000,000 shares
High Yield Portfolio                                          500,000,000 shares
Emerging Markets Portfolio                                    500,000,000 shares
Small Cap Value Equity Portfolio                              500,000,000 shares
Real Yield Portfolio                                          500,000,000 shares
Emerging Markets Debt Portfolio                               500,000,000 shares
Mortgage-Backed Securities Portfolio                          500,000,000 shares
Municipal Bond Portfolio                                      500,000,000 shares
Japanese Equity Portfolio                                     500,000,000 shares
Gold Portfolio                                                500,000,000 shares
China Growth Portfolio                                        500,000,000 shares

to 13,500,000,000 shares of common stock, par value $.001 per share, having an aggregate par value of $13,500,000 and designating and classifying one additional portfolio so that the common stock, par value $.001 per share, of the Corporation authorized to be issued is designated and classified as follows:

Money Market Portfolio                                      1,000,000,000 shares
Municipal Money Market Portfolio                            1,000,000,000 shares
Emerging Growth Portfolio                                     500,000,000 shares
International Equity Portfolio                                500,000,000 shares
Value Equity Portfolio                                        500,000,000 shares
Fixed Income Portfolio                                        500,000,000 shares
Balanced Portfolio                                            500,000,000 shares
Global Equity Portfolio                                       500,000,000 shares
Global Fixed Income Portfolio                                 500,000,000 shares
European Equity Portfolio                                     500,000,000 shares
Equity Growth Portfolio                                       500,000,000 shares
Asian Equity Portfolio                                        500,000,000 shares
Active Country Allocation Portfolio                           500,000,000 shares
International Small Cap Portfolio                             500,000,000 shares
High Yield Portfolio                                          500,000,000 shares
Emerging Markets Portfolio                                    500,000,000 shares
Small Cap Value Equity Portfolio                              500,000,000 shares
Real Yield Portfolio                                          500,000,000 shares
Emerging Markets Debt Portfolio                               500,000,000 shares
Mortgage-Backed Securities Portfolio                          500,000,000 shares
Municipal Bond Portfolio                                      500,000,000 shares
Japanese Equity Portfolio                                     500,000,000 shares
Gold Portfolio                                                500,000,000 shares
China Growth Portfolio                                        500,000,000 shares
Latin American Portfolio                                      500,000,000 shares

MARCH 10, 1994

LATIN AMERICAN PORTFOLIO

DESIGNATION OF NEW CLASS AND APPROVAL OF FILING OF ARTICLES SUPPLEMENTARY ADDING THE LATIN AMERICAN PORTFOLIO

                RESOLVED, that the total number of shares of common stock, par value $.001 per share, which the Fund is authorized to issue is hereby increased from 13,000,000,000 to 13,500,000,000 and that the Fund is hereby authorized to file Articles Supplementary to its Articles of Incorporation to effectuate such increase and to designate and classify the following Latin American Portfolio of the Fund:


                                           NUMBER OF SHARES OF COMMON STOCK
                NAME OF CLASS              CLASSIFIED AND ALLOCATED
                -------------              ------------------------

                Latin American Portfolio      500,000,000 shares


APPROVAL OF DISTRIBUTION AGREEMENT (LATIN AMERICAN PORTFOLIO ONLY)

                RESOLVED, that the terms and conditions of the Distribution Agreement dated October 1, 1988 between the Fund and Morgan Stanley & Co. Incorporated are hereby deemed to encompass the Latin American Portfolio of the Fund.

DECEMBER 14, 1993

CHINA GROWTH PORTFOLIO

DESIGNATION OF NEW CLASS AND APPROVAL OF FILING OF ARTICLES SUPPLEMENTARY ADDING THE CHINA GROWTH PORTFOLIO, (THE "ADDITIONAL PORTFOLIO")

     RESOLVED, that the total number of shares of common stock which the Morgan Stanley Institutional Fund, Inc. (the "Fund") is authorized to issue is hereby increased from 12,500,000,000 to 13,000,000,000 and that the Fund is hereby authorized to file articles supplementary to its Articles of Incorporation to effectuate such increase and to designate and classify the following Additional Portfolio of the Fund:

                                           NUMBER OF SHARES OF COMMON STOCK
NAME OF CLASS                              CLASSIFIED AND ALLOCATED
-------------                              --------------------------------

China Growth Portfolio                     500,000,000 shares


APPROVAL OF  DISTRIBUTION AGREEMENT  (ADDITIONAL PORTFOLIO ONLY)

     RESOLVED, that the terms and conditions of the Distribution Agreement dated October 1, 1988 between the Fund and Morgan Stanley & Co. Incorporated are hereby deemed to encompass the China Growth Portfolio of the Fund.











DECEMBER 14, 1993

RATIFICATION OF FILING OF ARTICLES OF CORRECTION

RESOLVED, that the actions taken by the proper offiers of the Fund in connection with the filing of Articles of Correction to the Fund's Articles of Incorporation to correct an error in the name of the Real Yield Portfolio, be, and hereby is, ratified, confirmed and approved as the act and deed of the Fund.

NOVEMBER 17, 1993

CERTIFICATE OF CORRECTION TO REGISTRANT'S ARTICLES OF INCORPORATION
CHANGING THE NAME OF THE "PRIME REAL YIELD PORTFOLIO" TO "REAL YIELD PORTFOLIO."

MORGAN STANLEY INSTITUTIONAL FUND, INC., a Maryland corporation (the "Corporation"), DOES HEREBY CERTIFY, pursuant to Section 1-207 of the Maryland General Corporation Law, as follows:

     1. The title of the document being corrected (the "Articles Supplementary") is:

          Articles Supplementary to Articles of Incorporation of
          Morgan Stanley Institutional Fund, Inc., dated September 16,
          1993.

     2. The name of the party to the Articles Supplementary is Morgan Stanley Institutional Fund, Inc.

     3. The Articles Supplementary were filed with the Maryland State Department of Assessments and Taxation (the "SDAT") on September 27, 1993. The Articles Supplementary requires correction as permitted under the provisions of
Section 1-207 of the Maryland General Corporation Law to bring it into conformity with the resolutions of the Board of Directors of the Corporation duly adopted on September 16, 1993 correcting errors in the name of one class of the Corporation. The correct name is the Real Yield Portfolio, as set forth in paragraph 5 below. The required correction does not affect the relative rights of the stockholders of the various classes of common stock of the Corporation, and this Certificate of Correction has therefore not been submitted to a vote of the stockholders for their approval.

     4. Article SECOND of the Articles Supplementary as filed on September 27, 1993 provides as follows:

     SECOND, The Board of Directors of the Corporation at a meeting duly convened and held on September 16, 1993 adopted a resolution increasing the total number of shares of stock which the Corporation shall have the authority to issue from 9,500,000,000 shares of common stock, par value $.001 per share, having an aggregate par value of $9,500,000 and classified into seventeen portfolios as follows:

Money Market Portfolio                                      1,000,000,000 shares
Municipal Money Market Portfolio                            1,000,000,000 shares
Emerging Growth Portfolio                                     500,000,000 shares
International Equity Portfolio                                500,000,000 shares
Value Equity Portfolio                                        500,000,000 shares
Fixed Income Portfolio                                        500,000,000 shares
Balanced Portfolio                                            500,000,000 shares
Global Equity Portfolio                                       500,000,000 shares
Global Fixed Income Portfolio                                 500,000,000 shares
European Equity Portfolio                                     500,000,000 shares
Equity Growth Portfolio                                       500,000,000 shares
Asian Equity Portfolio                                        500,000,000 shares
Active Country Allocation Portfolio                           500,000,000 shares
International Small Cap Portfolio                             500,000,000 shares
High Yield Portfolio                                          500,000,000 shares
Emerging Markets Portfolio                                    500,000,000 shares
Small Cap Value Equity Portfolio                              500,000,000 shares

to 12,500,000,000 shares of common stock, par value $.001 per share, having an aggregate par value of $12,500,000 and designating and classifying six additional portfolios so that the common stock, par value $.001 per share, of the Corporation authorized to be issued is designated and classified as follows:

Money Market Portfolio                                      1,000,000,000 shares
Municipal Money Market Portfolio                            1,000,000,000 shares
Emerging Growth Portfolio                                     500,000,000 shares
International Equity Portfolio                                500,000,000 shares
Value Equity Portfolio                                        500,000,000 shares
Fixed Income Portfolio                                        500,000,000 shares
Balanced Portfolio                                            500,000,000 shares
Global Equity Portfolio                                       500,000,000 shares
Global Fixed Income Portfolio                                 500,000,000 shares
European Equity Portfolio                                     500,000,000 shares
Equity Growth Portfolio                                       500,000,000 shares
Asian Equity Portfolio                                        500,000,000 shares
Active Country Allocation Portfolio                           500,000,000 shares
International Small Cap Portfolio                             500,000,000 shares
High Yield Portfolio                                          500,000,000 shares
Emerging Markets Portfolio                                    500,000,000 shares
Small Cap Value Equity Portfolio                              500,000,000 shares
Prime Real Yield Portfolio                                    500,000,000 shares
Emerging Markets Debt Portfolio                               500,000,000 shares
Mortgage-Backed Securities Portfolio                          500,000,000 shares
Municipal Bond Portfolio                                      500,000,000 shares
Japanese Equity Portfolio                                     500,000,000 shares
Gold Portfolio                                                500,000,000 shares

     5. Article SECOND of the Articles Supplementary as filed on September 27, 1993 is hereby corrected and restated in its entirety to read as follows:

     SECOND, The Board of Directors of the Corporation at a meeting duly convened and held on September 16, 1993 adopted a resolution increasing the total number of shares of stock which the Corporation shall have the authority to issue from 9,500,000,000 shares of common stock, par value $.001 per share, having an aggregate par value of $9,500,000 and classified into seventeen portfolios as follows:

Money Market Portfolio                                      1,000,000,000 shares
Municipal Money Market Portfolio                            1,000,000,000 shares
Emerging Growth Portfolio                                     500,000,000 shares
International Equity Portfolio                                500,000,000 shares
Value Equity Portfolio                                        500,000,000 shares
Fixed Income Portfolio                                        500,000,000 shares
Balanced Portfolio                                            500,000,000 shares
Global Equity Portfolio                                       500,000,000 shares
Global Fixed Income Portfolio                                 500,000,000 shares
European Equity Portfolio                                     500,000,000 shares
Equity Growth Portfolio                                       500,000,000 shares
Asian Equity Portfolio                                        500,000,000 shares
Active Country Allocation Portfolio                           500,000,000 shares
International Small Cap Portfolio                             500,000,000 shares
High Yield Portfolio                                          500,000,000 shares
Emerging Markets Portfolio                                    500,000,000 shares
Small Cap Value Equity Portfolio                              500,000,000 shares

to 12,500,000,000 shares of common stock, par value $.001 per share, having an aggregate par value of $12,500,000 and designating and classifying six additional portfolios so that the common stock, par value $.001 per share, of the Corporation authorized to be issued is designated and classified as follows:

Money Market Portfolio                                      1,000,000,000 shares
Municipal Money Market Portfolio                            1,000,000,000 shares
Emerging Growth Portfolio                                     500,000,000 shares
International Equity Portfolio                                500,000,000 shares
Value Equity Portfolio                                        500,000,000 shares
Fixed Income Portfolio                                        500,000,000 shares
Balanced Portfolio                                            500,000,000 shares
Global Equity Portfolio                                       500,000,000 shares
Global Fixed Income Portfolio                                 500,000,000 shares
European Equity Portfolio                                     500,000,000 shares
Equity Growth Portfolio                                       500,000,000 shares
Asian Equity Portfolio                                        500,000,000 shares
Active Country Allocation Portfolio                           500,000,000 shares
International Small Cap Portfolio                             500,000,000 shares
High Yield Portfolio                                          500,000,000 shares
Emerging Markets Portfolio                                    500,000,000 shares
Small Cap Value Equity Portfolio                              500,000,000 shares
Real Yield Portfolio                                          500,000,000 shares
Emerging Markets Debt Portfolio                               500,000,000 shares
Mortgage-Backed Securities Portfolio                          500,000,000 shares
Municipal Bond Portfolio                                      500,000,000 shares
Japanese Equity Portfolio                                     500,000,000 shares
Gold Portfolio                                                500,000,000 shares

SEPTEMBER 16, 1993

PRIME REAL YIELD PORTFOLIO, EMERGING MARKETS DEBT PORTFOLIO, MORTGAGE-BACKED SECURITIES PORTFOLIO, MUNICIPAL BOND PORTFOLIO, JAPANESE EQUITY PORTFOLIO AND GOLD PORTFOLIO

DESIGNATION OF NEW CLASSES AND APPROVAL OF FILING OF ARTICLES SUPPLEMENTARY ADDING THE PRIME REAL YIELD PORTFOLIO, EMERGING MARKETS DEBT PORTFOLIO, MORTGAGE-BACKED SECURITIES PORTFOLIO, MUNICIPAL BOND PORTFOLIO, JAPANESE EQUITY PORTFOLIO AND THE GOLD PORTFOLIO (THE "ADDITIONAL PORTFOLIOS")

                RESOLVED, that the total number of shares of common stock which the Morgan Stanley Institutional Fund, Inc. (the "Fund") is authorized to issue is hereby increased from 9,500,000,000 to 12,500,000,000 and that the Fund is hereby authorized to file articles supplementary to its Articles of Incorporation to effectuate such increase and to designate and classify the following Additional Portfolios of the Fund:


                                                    NUMBER OF SHARES
                                                    OF COMMON STOCK
     NAME OF CLASS                                  CLASSIFIED AND ALLOCATED
     -------------                                  ------------------------

     Prime Real Yield Portfolio                       500,000,000 shares
     Emerging Markets Debt Portfolio                  500,000,000 shares
     Mortgage-Backed Securities Portfolio             500,000,000 shares
     Municipal Bond Portfolio                         500,000,000 shares
     Japanese Equity Portfolio                        500,000,000 shares
     Gold Portfolio                                   500,000,000 shares;



APPROVAL OF DISTRIBUTION AGREEMENT (ADDITIONAL PORTFOLIOS ONLY)

FURTHER RESOLVED, that the terms and conditions of the Distribution Agreement dated October 1, 1988 between the Fund and Morgan Stanley & Co. Incorporated, are hereby deemed to encompass the Additional Portfolios.

OCTOBER 15, 1992

SMALL CAP VALUE EQUITY PORTFOLIO

APPROVAL OF ADDITIONAL PORTFOLIO (SMALL CAP VALUE EQUITY PORTFOLIO ONLY)

     RESOLVED, that the total number of shares of common stock which the Fund is authorized to issue is hereby increased from 9,000,000,000 to 9,500,000,000 and that the Fund is hereby authorized to file articles supplementary to its Articles of Incorporation to effectuate such increase and to designate and classify the following additional portfolio of the Fund:

Small Cap Value Equity Portfolio                 500,000,000 shares


APPROVAL OF DISTRIBUTION AGREEMENT  (SMALL CAP VALUE EQUITY PORTFOLIO ONLY)

     RESOLVED, that the terms and conditions of the Distribution Agreement dated October 1, 1988 between the Fund and Morgan Stanley & Co. Incorporated (herein, "Morgan Stanley" or the "Distributor"), are hereby deemed to encompass the Additional Portfolio of the Fund.

OCTOBER 8, 1992

CERTIFICATE OF CORRECTION TO REGISTRANT'S ARTICLES OF INCORPORATION

Correction of typographical errors in the names of the "Active International Country Allocation Portfolio" and the "Small Cap International Portfolio" to "Active Country Allocation Portfolio" and "International Small Cap Portfolio," respectively.

APRIL 14, 1992

HIGH YIELD PORTFOLIO, INTERNATIONAL SMALL CAP PORTFOLIO AND EMERGING MARKETS PORTFOLIO

APPROVAL OF ADDITIONAL PORTFOLIOS

     RESOLVED, that the total number of shares of common stock which the Fund is authorized to issue is hereby increased from 7,500,000,000 to 9,000,000,000 and that the Fund is hereby authorized to file articles supplementary to its Articles of Incorporation to effectuate such increase and to designate and classify additional portfolios of the Fund as follows:

High Yield Portfolio                               500,000,000 shares
International Small Cap Portfolio                  500,000,000 shares
Emerging Markets Portfolio                         500,000,000 shares

     RESOLVED, that the continuous issuance, sale and delivery of an indefinite number of shares of the Fund's Additional Portfolios (subject to the number of such shares authorized in the Fund's charter) is hereby authorized provided that such shares shall be, when issued for consideration at least equal to the par value thereof, validly issued, fully paid and nonassessable; and that the officers of the Fund are hereby authorized and directed to take or cause to be taken all actions they may deem to be necessary or desirable in connection with such continuous issuance, sale and delivery subject to the Distribution Agreement and through the Distributor thereunder.

AND ON
JUNE 11, 1992:


APPROVAL OF DISTRIBUTION AGREEMENT  (ADDITIONAL PORTFOLIOS ONLY)

     RESOLVED, that the terms and conditions of the Distribution Agreement dated October 1, 1988 between the Fund and Morgan Stanley & Co. Incorporated (herein, "Morgan Stanley" or the "Distributor"), are hereby deemed to encompass the Additional Portfolios of the Fund.

SEPTEMBER 10, 1991

CHANGING THE NAME OF "ACTIVE INTERNATIONAL COUNTRY ALLOCATION PORTFOLIO" TO "ACTIVE COUNTRY ALLOCATION PORTFOLIO"

RESOLVED, that the amendment to the Fund's Articles of Incorporation filed with the state of Maryland effecting a modification in the title of the Fund's Portfolio from "Active International Country Allocation Portfolio" to "Active Country Allocation Portfolio" be, and hereby is, approved.